UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 15, 2010
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BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 15, 2010, the Registrant entered into a Credit Agreement among Black Hills Corporation, as Borrower; the financial institutions from time to time party thereto, as Banks; The Royal Bank of Scotland Plc, as Administrative Agent; RBS Securities Inc., The Bank of Nova Scotia and Union Bank, N.A., as Co-Lead Arrangers and Co-Book Runners; and U.S. Bank, National Association and Wells Fargo Bank, as Co-Documentation Agents (the “New Facility”).

The New Facility is a $500 million, three-year term, unsecured revolving credit facility that will be used to fund working capital needs and for general corporate purposes.  The New Facility expires April 14, 2013.  The costs of borrowings under the New Facility are based on the Registrant’s credit rating and are currently at a spread of 275 basis points over LIBOR.

The New Facility replaced the $525 million Black Hills Corporation Credit Agreement dated May 5, 2005 (the “Prior Facility”).  The Prior Facility was to expire on May 4, 2010, however it was terminated in conjunction with entering into the New Facility.

Initial borrowings under the New Facility of $220 million were used to pay-off the borrowings outstanding under the Prior Facility, and $39.3 million of letters of credit issued under the Prior Facility were transferred to the New Facility.

The New Facility, filed as Exhibit 10 to this Form 8-K is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

In conjunction with the entering into the New Facility discussed above under Item 1.01, on April 15, 2010, the Registrant terminated the Prior Facility.  The Prior Facility was to expire on May 4, 2010.  The Registrant had $220 million of borrowings outstanding that were funded by the New Facility disclosed under Item 1.01 above and $39.3 million of letters of credit issued under the Prior Facility were transferred to the New Facility.

The Prior Facility dated May 5, 2005, filed as Exhibit 10.1 to the Registrant’s Form 10-Q for March 31, 2005; the First and Second Amendments to the Prior Facility filed as Exhibits 10.1 and 10.2 to the Registrant’s Form 8-K filed March 19, 2007; the Third Amendment to the Prior Facility filed as Exhibit 10.1 to the Registrant’s Form 8-K filed on July 14, 2008 are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10
Credit Agreement dated April 15, 2010 among Black Hills Corporation, as Borrower, The Royal Bank of Scotland Plc., in its capacity as administrative agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: April 21, 2010

Exhibit Index

Exhibit No.                      Description

10
Credit Agreement dated April 15, 2010 among Black Hills Corporation, as Borrower, The Royal Bank of Scotland Plc., in its capacity as administrative agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.